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                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 3, 2001, relating to the financial statements of Weighco Enterprises, Inc. and Subsidiaries, which appear in the 424(b) Prospectus of Weight Watchers International, Inc. dated November 14, 2001.

PricewaterhouseCoopers LLP

Charlotte, NC
November 28, 2001